UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): (February 17, 2015)

FLUX POWER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-25909 (Commission File Number)	86-0931332 (IRS Employer Identification No.)

985 Poinsettia Avenue, Suite A, Vista, California (Address of Principal Executive Offices)	92081 (Zip Code)

877-505-3589

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments To Articles Of Incorporation

On February 17, 2015, Flux Power Holdings, Inc. (the “Company”) announced that its Board of Directors, with the approval of a majority of votes of its shareholders, had approved an amendment to its Articles of Incorporation to change the authorized number of shares of common stock of the Company from 145,000,000 to 300,000,000 shares (the “Amendment”).

The Amendment was submitted to the Nevada Secretary of State and was declared effective on February 18, 2015, the date of filing of the file-stamped copy by the Nevada Secretary of State.

Item 5.07	Submission of Matters to a Vote of Security Holders

On February 17, 2015 at 10:00 a.m. local time, the Company held its 2015 Annual Meeting of Shareholders (“Annual Meeting”) at its corporate offices located at 985 Poinsettia Avenue, Suite A, Vista, California 92081. There were 99,214,112 shares of common stock outstanding and entitled to vote at the meeting and 64,486,805 shares were represented at the meeting in person or by proxy, constituting a quorum. The voting results are presented below.

1.         Election of Directors

NAME OF DIRECTOR	FOR	WITHHELD
Timothy Collins	49,281,673	12,142,670
Ronald F. Dutt	49,581,672	11,842,671
Christopher L. Anthony	49,131,673	12,292,670
Michael Johnson	49,581,673	11,842,670

2.          Approval to amend our Articles of Incorporation to increase the authorized number of shares of common stock:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
64,086,601	387,340	12,864	3,062,462

3.          Approval of 2014 Equity Incentive Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
61,374,043	24,158	26,142

4.         Ratification of Independent Board’s appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2015:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
64,473,953	12,754	98

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5.          Advisory vote on named executive officer compensation:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
61,372,944	49,255	2,144	3,062,462

6.         Non-binding vote on the frequency of executive compensation votes:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
111,958	6,242	61,305,943	200

In light of the results of the shareholder vote on a frequency at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers, the Company has determined to conduct a shareholder vote every three years regarding the compensation of the Company’s named executive officers until the next required vote on the frequency of shareholder votes on compensation of named executive officers.

Item 9.01           Financial Statements And Exhibits

(D)	Exhibits

3.1	Amended and Restated Articles of Incorporation dated February 18, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Flux Power Holdings, Inc.,
A Nevada Corporation

Dated: February 19, 2015	/s/ Ron Dutt
Ron Dutt, Chief Executive Officer and Interim Chief Financial Officer

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